UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2025

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	AGIO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2025 Annual Meeting of Stockholders of Agios Pharmaceuticals, Inc. (the “Company”) held on June 18, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment (the “2023 Plan Amendment”) to the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan (the “Current Plan”). The 2023 Plan Amendment, which had previously been adopted by the Company’s board of directors (the “Board”) subject to stockholder approval, increases the number of shares of common stock of the Company available for issuance under the Current Plan by 2,500,000 shares and increases the number of shares of common stock of the Company that may be issued as incentive stock options by the same number.

The description of the Current Plan, as amended by the 2023 Plan Amendment, contained on pages 87 to 100 of the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 25, 2025, is incorporated herein by reference. A complete copy of the Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan, as amended, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

1.

The Company’s stockholders elected Jacqualyn A. Fouse, Ph.D. and David Scadden, M.D. as Class III directors, each to serve for a three-year term expiring at the 2028 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified. The results of the stockholders’ vote with respect to the election of such Class III directors were as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Jacqualyn A. Fouse, Ph.D.	45,959,402	3,925,859	1,475,062
David Scadden, M.D.	46,204,689	3,680,572	1,475,062

2.

The Company’s stockholders approved the non-binding, advisory vote on the compensation paid to its named executive officers. The results of the stockholders’ non-binding, advisory vote with respect to compensation paid to the Company’s named executive officers were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
46,843,926	3,024,905	16,430	1,475,062

3.	The Company’s stockholders approved the 2023 Plan Amendment. The results of the stockholders’ vote with respect to the approval of the 2023 Plan Amendment were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
31,683,420	18,197,324	4,517	1,475,062

4.

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the current fiscal year. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
51,200,808	136,734	22,781	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Agios Pharmaceuticals, Inc. 2023 Stock Incentive Plan, as amended (incorporated by reference to Appendix A of the registrant’s Definitive Proxy Statement on Schedule 14A (File No. 001-36014) filed with the SEC on April 25, 2025)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: June 18, 2025	By:	/s/ Brian Goff
Brian Goff
Chief Executive Officer